Income Taxes	3 Months Ended	12 Months Ended
	Mar. 28, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The Company’s effective tax rate for the three months ended March 28, 2014 and March 29, 2013 was 5.9% and 7.9% respectively. The low effective tax rate on the pre-tax loss for the first quarter of 2014 was primarily due to a relatively small income tax benefit recorded on the significant pre-tax charges recorded during the quarter related to asset impairments and the Venezuela currency devaluation. A $19.9 million income tax benefit was recognized due to the reversal of deferred tax liabilities associated with the $93.4 million PDIC tradename impairment charge, a $0.1 million income tax benefit was recognized on the $155.1 million PDIC goodwill impairment charge, no income tax benefit was recognized on the $8.0 million Venezuela lower of cost or market inventory charge, and no income tax benefit was recognized related to the $83.1 million Venezuelan currency devaluation charge. Similarly, the low effective tax rate on the pre-tax loss for the first quarter of 2013 was primarily due to no tax benefit being recognized on the $40.9 million Venezuela currency devaluation charge.

During the first quarter of 2014, the Company accrued approximately $1.6 million of income tax expense for uncertain tax positions likely to be taken in the current year and for interest and penalties on tax positions taken in prior periods, all of which would have a favorable impact on the effective tax rate, if recognized. The Company recognized a tax benefit of $5.2 million (including penalties and interest) in the first quarter of 2014 due primarily to the expiration of statute of limitations for certain tax exposures.

The Company files income tax returns in numerous tax jurisdictions around the world. Due to uncertainties regarding the timing and outcome of various tax audits, appeals and settlements, it is difficult to reliably estimate the amount of unrecognized tax benefits that could change within the next twelve months. The Company believes it is reasonably possible that approximately $15 million of unrecognized tax benefits could change within the next twelve months due to the resolution of tax audits and statute of limitations expiration.

The Internal Revenue Service (“IRS”) currently is in the process of examining the Company’s 2012 consolidated income tax return. The IRS completed its examination of the Company’s 2007 through 2010 consolidated income tax returns in the second quarter of 2013 with insignificant tax adjustments. With limited exceptions, tax years prior to 2008 are no longer open in major foreign, state, or local tax jurisdictions.

11. Income Taxes

For financial reporting purposes, income before income taxes includes the following components (in millions):

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
United States	$2.0	$38.4	$51.2
Foreign	25.0	48.5	40.2

Total	$27.0	$86.9	$91.4

The provision (benefit) for income taxes consisted of the following (in millions):

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Current tax expense (benefit):
Federal	$(11.5)	$12.0	$(8.6)
State	(0.2)	3.4	(0.4)
Foreign	51.9	52.6	40.2
Deferred tax expense (benefit):
Federal	9.0	5.7	19.3
State	(0.6)	(0.6)	1.7
Foreign	(9.8)	5.5	(13.6)

Total	$38.8	$78.6	$38.6

The reconciliation of reported income tax expense (benefit) to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income is as follows (in millions):

	Year Ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Income tax expense (benefit) at Federal statutory tax rate	$9.4	$30.4	$32.0
Foreign tax rate differential	(5.1)	(0.2)	0.1
Foreign withholding tax and surcharges	7.3	4.7	3.4
Change in valuation allowance	24.8	31.2	5.3
Change in uncertain tax positions	9.2	11.7	(4.8)
Nondeductible / nontaxable items	(6.8)	(0.3)	1.9
Other (net)	—	1.1	0.7

Total	$38.8	$78.6	$38.6

The components of deferred tax assets and liabilities were as follows (in millions):

	Dec 31, 2013	Dec 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$98.3	$78.6
Pension and retiree benefits accruals	33.0	46.4
Inventory	12.8	20.0
Depreciation and fixed assets	12.0	7.7
Tax credit carryforwards	9.3	6.5
Other liabilities	67.7	49.8
Valuation allowance	(93.8)	(77.8)

Total deferred tax assets	139.3	131.2

Deferred tax liabilities:
Convertible debt discount	165.7	147.7
Inventory	1.2	1.5
Depreciation and fixed assets	87.4	89.1
Intangibles	42.8	58.8
Other	11.0	6.3

Total deferred tax liabilities	308.1	303.4

Net deferred tax assets (liabilities)	$(168.8)	$(172.2)

The valuation of deferred tax assets is dependent on, among other things, the ability of the Company to generate a sufficient level of future taxable income in relevant taxing jurisdictions. In estimating future taxable income, the Company has considered both positive and negative evidence and has considered the implementation of prudent and feasible tax planning strategies. The Company has and will continue to review on a quarterly basis its assumptions and tax planning strategies and, if the amount of the estimated realizable net deferred tax asset is less than the amount currently on the balance sheet, the Company will reduce its deferred tax asset, recognizing a non-cash charge against reported earnings.

In the third quarter of 2012, the Company updated its 2012 forecasts and substantially completed its 2013 global business planning process, which indicated continuing weakness in its Iberian market and business. After weighing all positive and negative evidence, including the three year cumulative loss position, and factoring in prudent and feasible tax planning strategies, management judged that it was not more likely than not that a future tax benefit for the deferred tax assets of its Spanish and Portuguese business units would be realized. Tax expense of $15 million was recorded in 2012 to establish a full valuation allowance against Spanish and Portuguese deferred tax assets, of which $5.3 million related to the beginning of the year net deferred tax asset position.

In the fourth quarter of 2012, a valuation allowance was also recorded against deferred tax assets in the Company’s German business unit. The German business unit incurred an equipment failure in the fourth quarter that adversely impacted its ability to meet its contractual obligations for its large project work and reduced profit expectations. In addition, the German business was encountering certain other project delay/cancellation and warranty issues. After weighing all positive and negative evidence, including the three year cumulative loss position, and factoring in prudent and feasible tax planning strategies, management judged that it was not more likely than not that a future tax benefit for the deferred tax assets of its German business would be realized.

Tax expense of $8.3 million was recorded in 2012 to establish a full valuation allowance against German deferred tax assets, none of which related to a beginning of the year net deferred tax asset position.

A full valuation allowance was also recorded in the fourth quarter of 2012 for the Company’s Colombian distribution business since it was rendered redundant by the fourth quarter acquisition of Procables. The Colombian distribution business is winding down and is expected to generate losses until the business is terminated. Tax expense of $1.1 million was recorded in 2012 to establish a full valuation allowance against the Colombian deferred tax assets, of which $0.2 million related to the beginning of the year net deferred tax asset position.

As of December 31, 2013, the Company has recorded approximately $93.8 million of valuation allowance to adjust deferred tax assets to the amount judged more likely than not to be realized. The valuation allowance is primarily attributable to certain foreign temporary differences and tax loss and tax credit carryforwards due to uncertainties regarding the ability to obtain future tax benefits for these tax attributes.

The Company has recognized deferred tax assets of approximately $14.7 million for tax loss carryforwards in various taxing jurisdictions as follows (in millions):

	Tax Loss
Jurisdiction	Carryforward	Expiration
United States	$16.0	2033
New Zealand	$10.3	Indefinite
Spain	8.1	2026 - 2028
Others	11.4	Various

Total	$45.8

The Company also has various foreign subsidiaries with approximately $280 million of tax loss carryforwards in various jurisdictions that are subject to a valuation allowance due to statutory limitations on utilization, uncertainty of future profitability, and other relevant factors.

The Company does not provide for deferred taxes on the excess of the financial reporting over the tax basis in investments in foreign subsidiaries that are indefinitely reinvested. These basis differences would become taxable upon the repatriation of assets from the foreign subsidiaries or a sale or liquidation of the foreign subsidiaries. The temporary difference for these basis differences was approximately $850 million as of December 31, 2013. The determination of the additional tax expense that would be incurred upon repatriation of assets or disposition of foreign subsidiaries is not practical because of the complexities and variables inherent in the hypothetical calculation.

The Company applies ASC 740—Income Taxes in determining unrecognized tax benefits. ASC 740—Income Taxes prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits for the year:

(in millions)	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Unrecognized Tax Benefit — Beginning balance	$64.2	$58.8	$66.1
Gross Increases — Tax Positions in Prior Period	0.8	3.4	2.1
Gross Decreases — Tax Positions in Prior Period	(0.9)	(4.2)	(4.9)
Gross Increases — Tax Positions in Current Period	8.9	15.1	8.0
Settlements	(4.5)	—	(0.3)
Lapse of Statute of Limitations	(3.6)	(9.6)	(11.4)
Foreign Currency Translation	(7.2)	0.7	(0.8)

Unrecognized Tax Benefit — Ending Balance	$57.7	$64.2	$58.8

Included in the balance of unrecognized tax benefits at December 31, 2013, 2012 and 2011 are $55.4 million, $61.7 million and $54.3 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate. Also included in the balance of unrecognized tax benefits at December 31, 2013, 2012 and 2011 are $2.3 million, $2.5 million and $4.5 million of tax benefits that, if recognized, would result in adjustments to deferred taxes.

The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense. Related to the unrecognized tax benefits noted above, the Company accrued penalties of $0.7 million and interest of $3.8 million during 2013 and in total, as of December 31, 2013, has recognized a liability for penalties of $7.6 million and interest of $15.4 million. During 2012 and 2011, the Company accrued penalties of $1.2 million and $(1.1) million, respectively, and interest of $2.4 million and $0.7 million, respectively, and in total, as of December 31, 2012 and 2011, had recognized liabilities for penalties of $7.8 million and $6.5 million, respectively and interest of $13.8 million and $11.4 million, respectively.

The Company files income tax returns in numerous tax jurisdictions around the world. Due to uncertainties regarding the timing and outcome of various tax audits, appeals and settlements, it is difficult to reliably estimate the amount of unrecognized tax benefits that could change within the next twelve months. The Company believes it is reasonably possible that approximately $13 million of unrecognized tax benefits could change within the next twelve months due to the resolution of tax audits and statute of limitations expirations.

The Company files income tax returns in the United States and numerous foreign, state, and local tax jurisdictions. Tax years that are open for examination and assessment by the Internal Revenue Service are 2007 — 2013. With limited exceptions, tax years prior to 2008 are no longer open in major foreign, state or local tax jurisdictions.

On September 13, 2013, the U.S Treasury Department issued final regulations addressing the deduction and capitalization of expenditures related to tangible property. The final regulations, which are generally effective for tax years beginning on or after January 1, 2014 but may be adopted in earlier years, will require the Company to assess the need to make tax method changes related to the treatment of costs incurred to acquire or improve tangible property. These method changes will not have an impact on total tax expense, but may result in either offsetting increases and decreases in current taxes payable and deferred taxes or offsetting shifts within the components of deferred taxes. Based on its initial analysis, and pending further analysis to be completed in 2014, the Company has reached a preliminary conclusion that it will elect to early adopt portions of the final regulations on its 2013 federal income tax return and will defer adoption of certain other portions of the regulations until 2014. The impact of the changes adopted for 2013 was not material to the Company’s consolidated financial position or results of operations. The tangible property regulations may require the Company to make additional tax method changes as of January 1, 2014, but the Company does not expect the impact of these changes to be material to its consolidated financial position or results of operations.